UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/09/2007

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14829

Delaware	84-0178360
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montreal, Quebec, Canada, H2L 2R5

(Address of principal executive offices, including zip code)

(303) 277-3500 / (514) 521-1786
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 9, 2007, W. Leo Kiely, III, President and Chief Executive Officer of Molson Coors Brewing Company (the "Company"), entered a new written sales plan pursuant to the guidance specified by Rule 10b5-1 under the Securities and Exchange Act of 1934. Mr. Kiely's new 10b5-1 plan will take effect in January 2008. The plan is part of Mr. Kiely's long-term strategy to diversify assets and provide for the sale of shares of common stock of the Company in connection with exercises of vested stock options. Mr. Kiely, as well as other Company executives, may from time to time amend existing 10b5-1 plans or adopt additional 10b5-1 plans.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: May 10, 2007	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer